Investment Portfolio	as of March 31, 2021 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.2%
Equity Real Estate Investment Trusts (REITs)
Apartments 14.9%
American Campus Communities, Inc.	60,481	2,610,965
American Homes 4 Rent "A"	810,943	27,036,840
AvalonBay Communities, Inc.	286,647	52,889,238
Equity Residential	647,020	46,346,042
Essential Properties Realty Trust, Inc.	1,009,629	23,049,830
Mid-America Apartment Communities, Inc.	281,009	40,566,459
		192,499,374
Diversified 25.2%
American Tower Corp.	301,268	72,021,128
CoreSite Realty Corp.	169,889	20,361,197
Crown Castle International Corp.	545,370	93,874,538
EPR Properties	221,518	10,320,524
Equinix, Inc.	72,932	49,563,858
VICI Properties, Inc.	1,182,501	33,393,828
Weyerhaeuser Co.	1,274,606	45,375,973
		324,911,046
Financials 5.4%
Apartment Income REIT Corp.	559,841	23,938,801
Howard Hughes Corp.*	362,110	34,447,525
Weingarten Realty Investors	431,787	11,619,388
		70,005,714
Health Care 10.6%
Medical Properties Trust, Inc.	1,090,919	23,214,756
Omega Healthcare Investors, Inc.	719,877	26,369,094
Sabra Health Care REIT, Inc.	711,032	12,343,516
Ventas, Inc.	563,471	30,055,543
Welltower, Inc.	620,484	44,445,269
		136,428,178
Hotels 6.9%
Apple Hospitality REIT, Inc.	1,644,994	23,967,562
MGM Growth Properties LLC "A"	420,076	13,702,879
Park Hotels & Resorts, Inc.*	1,716,255	37,036,783
Ryman Hospitality Properties, Inc.*	173,878	13,477,284
		88,184,508
Industrial 10.6%
CyrusOne, Inc. (a)	174,984	11,849,917
EastGroup Properties, Inc.	212,360	30,426,941
Prologis, Inc.	642,398	68,094,188
Rexford Industrial Realty, Inc.	527,036	26,562,614
		136,933,660
Manufactured Homes 3.4%
Sun Communities, Inc.	287,225	43,095,239

Office 3.1%
Empire State Realty Trust, Inc. "A"	883,199	9,830,005
SL Green Realty Corp. (a)	430,110	30,103,399
		39,933,404
Regional Malls 5.4%
Simon Property Group, Inc.	612,569	69,691,975
Retail 0.3%
NETSTREIT Corp.	217,544	4,022,389
Shopping Centers 4.5%
Kimco Realty Corp.	1,861,893	34,910,494
Retail Properties of America, Inc. "A"	2,218,901	23,254,082
		58,164,576
Specialty Services 2.5%
Agree Realty Corp.	268,872	18,097,774
STORE Capital Corp.	435,709	14,596,252
		32,694,026
Storage 6.4%
Extra Space Storage, Inc.	344,663	45,685,081
Life Storage, Inc.	420,411	36,134,325
		81,819,406
Total Common Stocks (Cost $1,002,423,952)		1,278,383,495

Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $17,066,250)	17,066,250	17,066,250

Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 0.04% (b) (Cost $8,489,423)	8,489,423	8,489,423

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,027,979,625)	101.2	1,303,939,168
Other Assets and Liabilities, Net	(1.2)	(14,990,301)
Net Assets	100.0	1,288,948,867
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2021	Value ($) at 3/31/2021
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
6,176,400	10,889,850 (d)	—	—	—	1,516	—	17,066,250	17,066,250
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 0.04% (b)
10,130,603	81,081,602	82,722,782	—	—	1,138	—	8,489,423	8,489,423
16,307,003	91,971,452	82,722,782	—	—	2,654	—	25,555,673	25,555,673

*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2021 amounted to $16,421,574, which is 1.3% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,278,383,495	$—	$—	$1,278,383,495
Short-Term Investments (a)	25,555,673	—	—	25,555,673
Total	$1,303,939,168	$—	$—	$1,303,939,168
(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH1
R-080548-1 (1/23)